UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2017
ZOE'S KITCHEN, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36411 (Commission File Number)	51-0653504 (I.R.S. Employer Identification No.)

5760 State Highway 121, Suite 250
Plano, Texas 75024
(Address of principal executive offices)
Registrant’s telephone number, including area code: (214) 436-8765

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is en emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging Growth Company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a0 of the Exchange Act     ☐

Item 2.02    Results of Operations and Financial Condition

On November 9, 2017, Zoe's Kitchen, Inc. (the "Company") issued a press release announcing certain preliminary financial results for the twelve and forty weeks ended October 2, 2017, and that the Company would review these results in a conference call at 4:30 p.m. (EST) on November 9, 2017. A copy of this press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description of Exhibit
99.1	Zoe's Kitchen, Inc. Press Release dated November 9, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOE'S KITCHEN, INC.

Date: November 9, 2017

By:	/s/ Kevin Miles
Name: Kevin Miles
Title: President and Chief Executive Officer